SCHEDULE 14A (RULE
                                 14A-101)

                    INFORMATION REQUIRED IN PROXY
                            STATEMENT SCHEDULE 14A
                            INFORMATION

                                 PROXY STATEMENT
                            PURSUANT TO SECTION 14(A)
                            OF THE SECURITIES
                                      EXCHANGE ACT OF
                            1934 (AMENDMENT NO.   )

                            Filed by the registrant /
                            /
               Filed by a party other than the
                       registrant / /

                            Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
    / / Soliciting material pursuant to Rule 14a-11(c) or
Rule 14a-12

- --------------------------The Turner Corporation------------
- ----------------
                (Name of Registrant as Specified in Its
Charter

- ---------------------------The Turner Corporation-----------
- ----------------
                   (Name of Person(s) Filing Proxy
Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-
6(i)(1), or 14a-6(j)(2).
   / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules
14a6(i)(4) and
         0-11.

       (1) Title of each class of securities to which transaction applies:

- ------------------------------------------------------------
- ------------------
   (2) Aggregate number of securities to which transaction applies:

- ------------------------------------------------------------
- ------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:/1

- ------------------------------------------------------------
- ------------------
    (4) Proposed maximum aggregate value of transaction:

- ------------------------------------------------------------
- ------------------
      / / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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      (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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- ------------------
     (4) Date filed:

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     /1 Set forth the amount on which the filing fee is
calculated and state
       how it was determined.
PROXYPROXYTHE TURNER CORPORATIONAnnual Meeting of Stockholders, May 13, 1994The undersigned hereby appoints Harold D. J. Parmelee and Ralph Beck and each of them as proxies with full power of substitution as attorneys and proxies for the undersigned to appear at the Annual Meeting of Stockholders of the Turner Corporation to be held on May 13, 1994 at 11:00 A.M. Eastern Daylight Saving Time, and at any adjournments thereof, and at that meeting to act for the undersigned and vote all shares of common stock of the Turner Corporation held in the name of the undersigned, with all the powers the undersigned have if personally present as follows:You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of DirectorsO recommendations. The Proxy Committee cannot vote your shares unless you sign and return this card.SEE REVERSESIDExPlease mark yourvotes as in thisexample.0108 If not otherwise specified, this proxy will be voted for the election of the nominees named in the proxy statement as directors.The Board of Directors recommends a
vote FOR the below matters.1.     Election of Directors.(See
reverse)o withhold authority to vote for an individual nominee, list that nomineeOs name on the line below:
(Nominees:  Walter G. Ehlers, Alfred T. McNeill,
John O. Whitney)2.     In their discretion upon any other
matter that may properly come before the meeting.Do you plan to attend the Annual Meeting?THIS PROXY IS SOLICITED ON BEHALFOF THE BOARD OF DIRECTORSPlease sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or
guardian, please give full title as such.      SIGNATURE(S)
DATE

THE TURNER CORPORATION Voting Instructions Solicited on Behalf of the Board of Directors of the Company for the Annual Meeting of Stockholders, May 13, 1994To the Trustees Employee Stock Ownership Plan of The Turner Corporation The undersigned hereby directs State Street Bank and Trust Company, Trustee, to vote as stated herein all shares allocated to the account of the undersigned at the Annual Meeting of Stockholders to be held on May 13, 1994 at 11:00 A.M. Eastern Daylight Saving Time, and at any adjournments thereof, upon the matters set forth in the notice of such meeting. The Trustee shall vote as checked upon the following matters, more fully set forth in the Proxy Statement, and otherwise in their discretion.1. Election of Directors, Nominees: Walter G. Ehlers, Alfred T. McNeill, John O. WhitneyYou are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of DirectorsO recommendations. Your instructions cannot be accepted unless you sign and return this card.SEE REVERSESIDExPlease mark yourvotes as in thisexample.5184If not otherwise specified, this Direction will be voted for the election of the nominees named in the proxy statement as directors.The Board of Directors recommends a vote FOR the
below matters.1.   Election of Directors.(See reverse)To
withhold authority to vote for an individual nominee, list that nomineeOs name on the line below: (Nominees: Walter G. Ehlers, Alfred T. McNeill,
John O. Whitney)2. In their discretion upon any other matter that may properly come before the meeting.Do you plan to attend the Annual Meeting?THESE VOTIONG INSTRUCTIONS ARE SOLICITEDBY THE TRUSTEE OFTHE EMPLOYEE STOCK OWNERSHIP PLANPlease sign exactly as name appears hereon. SIGNATURE(S) DATE


                     THE TURNER CORPORATION
                      375 Hudson Street
                  New York, New York  10014

                       Proxy Statement

               ANNUAL MEETING OF STOCKHOLDERS
                        May 13, 1994

   This Proxy Statement is being furnished beginning April 11, 1994, in connection with the solicitation of proxies for use at the 1994 Annual Meeting of Stockholders of The Turner Corporation to be held at the time and place and for the purposes set forth in the attached notice.

                    ELECTION OF DIRECTORS

   The Company's directors who are elected by the holders of the Common Stock (voting together with the holders of the Company's Series B ESOP Convertible Preferred Stock) are divided into three classes. They serve three year terms, with the directors in one class being elected each year. The holder (or holders) of the Company's Series C 8-1/2% Convertible Preference Stock ("Series C Preferred Stock") have the right to elect three directors, who are in addition to the directors elected by the holders of the Common Stock and the Series B ESOP Convertible Preferred Stock.

   At the 1994 Annual Meeting three directors are to be elected. Election of a director requires a majority of the votes cast. Because no minimum vote is required, shares which are present at the meeting but are not voted (whether due to abstentions or otherwise) will not directly affect the outcome of the election.

   The Board of Directors' nominees for the three directorships, the directors who will continue in office and the directors expected to be elected by the holders of the Corporation's Series C Preferred Stock are as follows:






                                                         Served as
                                                                 T
                                                                 e
                                                                 r
                                                                 m
                             Principal Occupation       Director
    Will Name and Age        and Other Directorships      Since
    Expir
                                                         or During
                                                            e the
                                                         Period

Nominees for election
as directors to serve
until 1997:

Walter G. Ehlers, 61  Retired; President, Chief            1985
1997
(1)                   Operating Officer and Trustee,
                     Teachers Insurance and
                     Annuity Association and
                     College Retirement
                     Equities Fund, 198488;
                     Director of A.B. Chance
                     Company; Neuberger &
                     Berman -Advisors
                     Management Trust; Crescent
                     Jeweler, Inc.; Trustee of
                     China Medical Board of New
                     York, Inc.

Alfred T. McNeill, 57 Chairman and Chief Executive         1985
1997
(1)                   Officer, The Turner  Corporation

John O. Whitney, 66   Professor and Executive Director,    1988
1997
(1)                   The Deming Center for Quality
                    Management, Columbia
                     Business School; Director of
                     Brooks Fashion Stores, Inc.;
                     Church & Dwight Co., Inc.;
                     International Planning Forum
                     and Advisory Board of the
                     Navy Exchange System

                     Directors who will
continue in office:

Ellis T. Gravette,    President, Ardath Associates,
Jr., 68 (1)           Inc.ation
                           19841996


                     2




















                        Name and Age



                             Principal Occupation
                     and Other
                     DirectorshipsServed as
                     Director Since
                          or During
                         the Period
                     Term
                     Will
                     ExpireFrederick W.
                     Zuckerman, 59Vice President
                     and Treasurer IBM Corp.;
                     Senior Vice President and
                     Treasurer, RJR Nabisco,
                     Inc., 1991-93; Vice
                     President and Treasurer,
                     Chrysler Corporation, 1981-
                     90; Director of The Japan
                     Equity Fund; Meditrust;
                     Anacomp; The Singarks, Inc.,
                     1991-92; President and Chief
                     Executive Officer, Ransburg
                     Corporation (subsidiary of
                     Illinois Tool Works, Inc.),
                     1988-92; Director of
                     Fundamental Management
                     Corp.; Elcotel Inc.; United
                     States Olympic Committee

              President, The Turner Corporation
                            1990







                            1988
                            1996







                                     1995
Gordon A. Walker, 66  Chairman and Chief Executive
1996
(1)                   Officer, Hollinee, Inc.; Former      1984
                     Chairman, President and Chief
                     Executive Officer, U.S.
                Industries, Inc.; Director of
                Lincoln National Corporation

                              2


                                                        Served as
                                                        Director
                                                        Term
                             Principal Occupation         Since
Will
    Name and Age           and Other Directorships      or
DuringExpir
                                                           the e
                                                         Period
Frederick W.          Vice President and Treasurer  IBM    1992
1995
Zuckerman, 59         Corp.; Senior Vice President and
                     Treasurer, RJR Nabisco,
                     Inc., 1991-93; Vice
                     President and Treasurer,
                     Chrysler Corporation, 1981
                     90; Director of The Japan
                     Equity Fund; Meditrust;
                     Anacomp; The Singapore
                     Fund; Northeast Federal
                     Corp.; Northeast Savings
                     Bank F.A. and NVR
                     Corporation

                     Directors expected
                     to be elected by
holders of Series
C Preferred Stock:

Heinrich Baumann-     Chairman and Managing Director,      1992
1995
Steiner, 52           Karl Steiner Holding AG; Vice
                     Chairman and Managing
                     Director, Karl Steiner AG
                     (an affiliate of Karl
                     Steiner Holding AG)

A. Gary Fieger, 66    President, Fieger International;     1992
1995
                     Former President and Chief
                     Executive Officer of
                     Hammerson Property
                     Corporation and Vice
                     President Tishman Realty
                     & Construction Company

Peter K. Steiner, 48  Vice Chairman and Managing           1992
                     1995 Director, Karl Steiner Holding
                     AG; Chairman and Managing
                     Director, Karl Steiner AG
                     (an affiliate of Karl
                     Steiner Holding AG)

                     ________________________ (1)
                               Member of the
                     Executive Committee.

 Non-employee members of the Board of Directors are paid annual fees of $18,500, plus $800 and travel expenses for each meeting attended. Non-employee chairmen of committees of the Board of Directors receive additional annual fees
of  $1,850.   Employee members  of the Board of Directors do
not receive any directors' fees.   During 1993, the Board of
Directors held seven meetings. Each director attended at least 75% of the meetings of the Board of Directors and of each Committee of which he was a member.

   The Committees of the Board of Directors include an Executive Committee, a Compensation and Stock Option
Committee, an Audit Committee, a Nominating Committee, and a Real Estate Advisory Committee.

   The members of the Executive Committee who are expected to continue to serve after the 1994 Annual Meeting are Messrs. McNeill (Chairman), Ehlers, Gravette, Parmelee,
Walker   and Whitney.  The  Executive
Committee may exercise the authority  of the Board during
the intervals between the meetings of the Board, except   in
respect  of  certain  matters  specified   in   the
Corporation's  By-Laws.   The Executive Committee  did  not
meet during 1993.

   The Compensation and Stock Option Committee, which is composed of Messrs. Walker (Chairman), Gravette, Moore, Whitney and Zuckerman, approves the salaries of all executive officers of The Turner Corporation (other than the Chairman and President, whose salaries are approved by the Board), makes or recommends awards under the Corporation's Executive Incentive Compensation Plan and authorizes the grant of stock options under the Corporation's stock option plans. The Committee also reviews senior management organizational plans. The Committee met four times in 1993.

  The Audit Committee, which after the 1994 Annual Meeting will be composed of Messrs. Whitney (Chairman), Ehlers, Fieger, Gravette, Lomo, Moore and Steiner, recommends the firm of independent public accountants to act as the Corporation's independent auditors, confers with the Corporation's independent auditors as to the scope of their proposed audit, reviews the findings and recommendations of the independent auditors, reviews with the Corporation's internal audit and accounting personnel the Corporation's financial controls, procedures and practices, and reviews the Corporation's compliance with its operating policy statement. The Committee met four times during 1993.

   The  Nominating Committee, which after the 1994 Annual
Meeting will  be  composed of Messrs. Moore (Chairman),
Ehlers,  McNeill, Parmelee  and  Whitney,  selects  and
recommends  nominees   for directorships to the Board.
Pursuant to a resolution adopted by the Board in 1989, the Committee, in nominating members of the Board for reelection, will consider any material changes which have occurred in their employment relationships, memberships on other boards and other circumstances affecting their availability for and participation in board activities, and any material changes which have occurred in the Corporation's business or affairs. The Committee met once in 1993.

  The Real Estate Advisory Committee, which after the 1994
Annual Meeting  will be composed of Messrs. Gravette
(Chairman), Ehlers, Fieger, McNeill, Parmelee and Walker, reviews plans and programs regarding real estate in which the Corporation had an ownership interest. The Committee met once in 1993.
   As  of March 28, 1994, the Corporation's directors
(including nominees), its five highest paid executive officers (including its chief executive officer) and its directors and officers as a group beneficially owned the following numbers of shares of common stock of the
Corporation:

                   Name of          Amount and Nature    Per
                                                           c
                                                           e
                                                           n
                                                           t
                                                           o
                                                           f
 Title of     Beneficial Owner         of Beneficial
  Class Class                         Ownership (2)
  (5)

  Common      Heinrich Baumann -             3,000
  Stock             Steiner                (3)
  Common          Ralph Beck             21,103
  Stock
  Common     Herbert D. Conant (1)       12,272
  Stock
  Common       Walter G. Ehlers          10,000
  Stock
  Common        A. Gary Fieger             3,000
  Stock
  Common      Ellis T. Gravette,         11,500
  Stock               Jr.
  Common     Donald R. Kerstetter        34,175
  Stock
  Common           Leif Lomo               4,000
  Stock
  Common     Edward J. McMahon (1)         9,000
  Stock
  Common       Alfred T. McNeill         72,829
1.4%
  Stock
  Common     Charles H. Moore, Jr.         4,000
  Stock
  Common      Harold J. Parmelee         59,763
1.2%
  Stock
      Common       Peter K. Steiner       1,623,500 (4)
24.2%
  Stock
  Common      Joseph V. Vumbacco         22,192
  Stock
  Common       Gordon A. Walker            4,100
  Stock
  Common        John O. Whitney            7,000
  Stock
  Common         Frederick W.              4,000
  Stock            Zuckerman
  Common         Directors and
  Stock       Officers as a Group
                 (25 persons)              1,988,596
28.5%
                                         (4) (6)


(1) Because of the Company's policy that a director should not serve past the Annual Meeting following the director's seventieth birthday, Mr. Conant will not serve past the 1994 Annual
       Meeting and Mr. McMahon (who will have had his seventieth birthday before the 1995 Annual
        Meeting) decided not to run for re-election at the 1994 Annual Meeting.
(2)Includes shares issuable on exercise of currently exercisable stock options as follows: Ralph Beck, 17,300; Donald R. Kerstetter, 22,900, Alfred T. McNeill, 47,051; Harold J. Parmelee, 43,440; Joseph V. Vumbacco, 18,910, all non-employee directors, 3,000 each. Does not include 849,011 shares issuable on conversion of Series B ESOP Preferred shares or shares issuable on exercise of options which were not currently exercisable.
(3)Does not include 1,000,000 shares of common stock issuable on conversion of Series C Preferred Stock, 600,000 shares of common stock issuable on conversion of Series D Preferred Stock, which itself is issuable on conversion of an 8-1/2% Debenture, or 20,500 shares of Common Stock, held by Karl Steiner Holding AG. Heinrich Baumann-Steiner is the Chairman of Karl Steiner Holding
   AG and his wife is the beneficial owner of 50% of the shares of that company.
(4)Includes 1,000,000 shares of common stock issuable on conversion of Series C Preferred Stock, 600,000 shares of common stock issuable on conversion of Series D Preferred Stock, which itself is issuable on conversion of an 8-1/2% Debenture, and 20,500 shares of Common Stock, held by Karl Steiner Holding AG. Peter K. Steiner is the Vice Chairman of Karl Steiner Holding AG and the beneficial owner of 50% of the shares of that company.
(5)Unless noted, less than 1%.
(6) Includes 249,039 shares issuable on exercise of currently exercisable outstanding stock options.

   The following persons are known by the Corporation to have owned beneficially more than 5% of any of the Corporation's voting securities as of March 28, 1994.

                   Name and Address of    Amount and
 Title of Class     Beneficial Owner      Nature of
Percent of
                                          Beneficial Class
                                          Ownership
Common Stock       The Turner                675,000
13.2%
                   Corporation
                    Employees' Retirement
                  Plan
                  375 Hudson Street
                  New York, New York
                  10014

Common Stock      Dimensional Fund         337,100
                 Advisors Inc. 6.68%(1)
                 1299 Ocean Avenue Santa
                 Monica, California
                 90401

Common Stock       FMR Corporation           257,000
                  82 Devonshire Street
5.03%(1)
                     Boston, MA.  02109-
                    3614

Series B ESOP     The Turner                849,011
100%
Convertible       Corporation Employee
Preferred Stock   Stock Ownership Plan
                 375 Hudson Street
                 New York, New York
                 10014

Series C           Karl Steiner Holding         9,000
100%
Preferred Stock    AG                                       (2)
                 Hagenholzstrasse 60
                 CH-8050 Zurich
                 Switzerland

(1)              Information is from form 13G.

(2) The 9,000 shares of Series C Preferred Stock are convertible into 1,000,000 shares of Common Stock, which, based upon the shares outstanding on March 28, 1994, would be 16.4% of the outstanding Common Stock outstanding after conversion of all the Series C Preferred Stock. Karl Steiner Holding AG also owned 20,500 shares of Common Stock and a Debenture which is convertible into 6,000 shares of Series D Preferred Stock, which, if issued, would be convertible into 600,000 shares of Common Stock. If all the shares of Series C Stock and Series D Stock had been converted, on March 28,
  1994, Karl Steiner Holding AG would have owned 24.2% of the outstanding Common Stock.

      The shares of Series B ESOP Convertible Preferred Stock vote together with the Common Stock on all matters, including election of  directors,  with  each  share of Series  B  ESOP Convertible

Preferred  Stock  entitled  to  one  vote.   The Series  B  ESOP

Convertible Preferred Stock will constitute 14.3% of  the  shares entitled to vote in the election of directors.







      The holders of the Series C Preferred Stock, voting separately, are entitled to elect three directors (declining to no directors if the outstanding Series C Preferred Stock is less than a specified portion of the outstanding voting stock on a fully diluted basis).
While the holders of the Series C Preferred Stock are entitled to elect any directors, they cannot vote with regard to directors to be elected by the holders of the
Common  Stock.   If the holders of the Series C Stock
become  no
longer entitled to elect directors as a separate class, they will be entitled to vote as part of the same class as the
Common Stock and  the  Series B ESOP Convertible Preferred
Stock, and will  be entitled  to 1,000 votes for each 9
shares of Series C  Preferred Stock  (a  total of 1,000,000
votes for the entire 9,000 shares). The  holders  of the
Series C Preferred Stock are  at  all  times entitled  to
1,000 votes for each 9 shares of Series C  Preferred Stock
with  regard  to all matters other than  the  election  of
directors.   Peter  K.  Steiner,  who  is  a  director   of
the Corporation,  is the Vice Chairman, and the beneficial
owner  of 50%  of  the shares of Karl Steiner Holding AG.
Esther  BaumannSteiner,  who is the sister of Peter K.
Steiner and the wife of Heinrich Baumann-Steiner, is the beneficial owner of the other 50% of the shares of Karl
Steiner Holding  AG.   Mr.  BaumannSteiner, who is a
director of the Corporation, is the Chairman of Karl Steiner
Holding AG.

   Karl Steiner Holding AG acquired the 9,000 shares of Series C Preferred Stock from the Corporation in July 1992
for $9 million. At                 the same time, it
acquired 6,000 shares of Series D Preferred
Stock from the Corporation for $6 million. Shortly after that it exercised a contractual right to exchange the Series D Preferred Stock for an 8 1/2% Debenture of the Corporation in the principal amount of $6 million. In connection with those transactions, Karl Steiner Holding AG and the Corporation executed an agreement which gives each of them options under certain circumstances to purchase or sell Preferred Stock or Common Stock from or to the other of them.

       Karl Steiner Holding AG and the Corporation each owns 50% of Turner Steiner International S.A. ("TSI"), an entity they formed to engage in construction-related activities in most of the world, other than North and Central America, Switzerland, Germany, France, Austria and Japan. During 1993, the Corporation made employees and space available to TSI (for which the Corporation was paid $200,000 plus reimbursement for out-ofpocket expenses), the Corporation guaranteed obligations of TSI with regard to a construction bond, a construction contract and letters of credit, and the Corporation from time to time made working capital loans to TSI (the amount of these loans was $2,082,887), the Corporation sold to TSI for $985,773, the
right to       receive  the remainder of the payments which
are  made  with
regard  to  two  construction  projects,  which  prior  to

that transaction were being built by TSI for the

Corporation.





             REMUNERATION OF EXECUTIVE OFFICERS

          The   following   table  sets   forth   the
   annual compensation,   long-term  compensation   and
   all   other compensation during each of the three years
   ended December 31, 1993, for the Corporation's chief executive officer and for the four additional executive officers who, together with the chief executive officer, comprised the five highest paid executive officers of the Corporation for the year ended December 31, 1993.

   note!! footnotes in
   this table are the
    last row of the
    table!!SUMMARY
   COMPENSATION TABLE
                     Annual  Long-Term Compensation
                     Compen
                     sation
                                            Awards    Payouts

                                                    Securi
                                   Other   Restri    ties
                                   Annual   cted    Underl LTIP
All
                     Sala  Bonus  Compensa  Stock    ying  Payo
Other
    Name and     Ye   ry    ($)     tion   Award(   Option  uts
Compensa
   Principal     ar   ($)           ($)      s)       s/    ($)
tion
    Position                               ($)(2)    SARs        ($)
(3)
                                                     (1)
                                                     (#)
Alfred T.        19  $400           NONE   $1,908   18,000 NONE
McNeill          93  ,000    $0
$54,497
        Chairman   19        75,000           2,041   3,000
(4)
and Chief        92  365,
49,406
Executive        19   000  10,125           1,952   6,000
37,482
Officer          91         (5)
                     365,
                      000
Harold J.        19                 NONE            13,000 NONE
Parmelee         93  315,    0              1,908
44,872
  President        19   000  50,000                   3,000
(4)
                 92                         2,041
32,269
                 19  287,  8,100                    6,000
22,290
                 91   500   (5)             1,952

                     287,
                      500
Donald R.        19                 NONE             5,000 NONE
Kerstetter (6)   93  231,    0              1,908
32,313
Senior Vice           000
(4)
President
Joseph V.        19                 NONE                   NONE
Vumbacco         93  220,    0              1,908   4,800
15,314
  Senior Vice      19   000  32,000
(4)
President and    92                         1,952   1,800
13,905
General Counsel  19  206,  6,075
9,814
                 91   000   (5)             1,952   3,500

                     206,
                      000
Ralph Beck       19                 NONE                   NONE
  Senior Vice      93  207,    0              1,908   1,800
23,805
President and    19   000  27,000
(4)
Secretary        92                         1,911   1,800
18,810
                 19  198,  6,075
13,766
                 91   000   (5)             1,952   3,500

                     198,
                      000

________________
(1)The   Corporation  has  not  granted  any  stock  appreciation
rights.
(2)Restricted Stock Awards consist of allocations under the Employee Stock Ownership Plan ("ESOP").The aggregate number of shares allocated, as of December 31, 1993, to Messrs. McNeill, Parmelee, Kerstetter, Vumbacco and Beck was 465,
465, 465,
    459  and  456 shares respectively, valued at $8,370,
$8,370, $8,370, $8,262 and $8,208 respectively.Dividends are
used to  pay the     ESOP loan.
(3)Consists of matching contributions by the Corporation  to its 401(k) plan, contributions to the Corporation's defined
  contribution  retirement  plan  and  supplemental payments to
retirement accounts.
(4)Estimated
(5)    Consists of the market value at December 13,  1991
($6.75 per   share)   of  shares  issued  in  lieu  of
holiday   salary supplements.
(6)        Mr. Kerstetter became an officer of the
Corporation in 1993. Prior to that, he was an executive officer of Turner
      Construction Company, the Corporation's principal

                         subsidiary.


























      The  following table sets forth certain information with
regard to options granted during the fiscal year ended December
31, 1993 and potential  realizable           values.  No stock
appreciation  rights  (SARs)
were granted during that year.

  OPTION/SAR GRANTS IN LAST
         FISCAL YEAR

Individual Grants


                      Number
                        of       Percent
Potenti
                     Securiti   of Total   Exerci               al
                   es      Options/     se
Realiza
                     Underlyi     SARs       or    Expirati
ble
                        ng       Granted    Base      on
Value
                     Options/      to      Price                at
                       SARs     Employee
Assumed
                      Granted       s
Annual
                                                              Rat
                                                                e
                                                                s
                                                                o
                                                                f
                                                              S
                                                              t
                                                              o
                                                              c
                                                              k
                                                              P
                                                              r
                                                              i
                                                              c
                                                              e
                                                             Ap
                                                              p
                                                              r
                                                              e
                                                              c
                                                              i
                                                              a
                                                              t
                                                              i
                                                              o
                                                              n
                                                             Fo
                                                             r
                                                             Op
                                                             ti
                                                             on
                                                             Te
                                                             rm
Name                    (#)        in      ($/Sh)    Date     5% ($)   10%
                                 Fiscal                               ($)
                            Year
Alfred T. McNeill 18,000 14.57%    $8.00   1/14/03   $90,540 $229,860
Harold J.Parmelee 13,000 10.53%    $8.00   1/14/03   $65,390  $166,010
Don Kerstetter     5,000  4.05%    $8.00   1/14/03   $25,150  $63,850
Joseph V. Vumbacco 4,800  3.89%    $8.00   1/14/03   $24,144  $61,296
Ralph Beck         1,800  1.46%    $8.00   1/14/03    $9,054  $22,986



                                                                       Th
                                                                        e
                                                                        f
                                                                        o
                                                                        l
                                                                        l
                                                                        o
                                                                        w
                                                                        i
                                                                        n
                                                                        g
                                                                        t
                                                                        a
                                                                        b
                                                                        l
                                                                        e
                                                                        s
                                                                        e
                                                                        t
                                                                        s
                                                                        f
                                                                        o
                                                                        r
                                                                        t
                                                                        h
                                                                        c
                                                                        e
                                                                        r
                                                                        t
                                                                        a
                                                                        i
                                                                        n
                                                                        i
                                                                        n
                                                                        f
                                                                        o
                                                                        r
                                                                        m
                                                                        a
                                                                        t
                                                                        i
                                                                        o
                                                                        n
                                                                        w
                                                                        i
                                                                        t
                                                                        h
regard to exercises of options and during 1993 and options and held at December 31, 1993.

note!! footnotes for this table are
    the last row of the table!!
AGGREGATED OPTION/SAR EXERCISES IN
 LAST FISCAL YEAR AND FISCAL YEAR-
                END
         OPTION/SAR VALUES


                                               Number of
                                               Securities Underlying     Value
of
                                              Unexercised Unexercised
                                              Options/SARs    in-the
Money
                                                   at
Options/SARs
                                              Fiscal Year-  at Fiscal
                                                 YearEnd(1)   End (2)
                                                 ($)
                                                  (#)


                           Shares
                             Acquir   Value   Exercisable(
Exercisable(E)/
Name                          ed on  Realiz       E)/
Unexercisable(U)
                             Excerc  ed ($)   Unexercisabl
                               ise                e(U)
                               (#)
                               ___     ___     36,380 (E)        0 (E)
Alfred T. McNeill                              23,020 (U)        0 (U)
                               ___     ___     30,940 (E)        0 (E)
Harold J. Parmelee                             13,000 (U)        0 (U)
                               ___     ___     17,900 (E)        0 (E)
Donald R. Kerstetter                             5,000 (U)       0 (U)
                               ___     ___     14,110 (E)        0 (E)
Joseph V. Vumbacco                               4,800 (U)       0 (U)
                               ___     ___     15,500 (E)        0 (E)
Ralph  Beck                                      1,800 (U)       0 (U)
                                                               _
(1)                   The Corporation has not granted any SARs.
(2)                     All  exercise  prices  were  higher  than
the closing price of $7.875 on December 31, 1993.
  The Corporation or its subsidiaries have entered into change of control agreements with a number of their executive officers, including the executive officers named above. These agreements expire on June 30, 1996. They provide that in the event of "termination" (as defined) of an executive's employment after a
"change  of  control"  (as  defined)  of  the  Corporation,   the
executive will be entitled to receive a lump sum payment equal to
2.99 years' (in the case of four senior executives, including Mr. McNeill) or one year's (in the case of the other executives) compensation, including average bonus, as well as continued eligibility for certain employee welfare benefits.

Retirement Plans

   Until March 31, 1991, the Corporation had The Employees' Retirement Plan (the "Retirement Plan") and a Retirement Benefit Equalization Plan under which an employee would receive retirement benefits under a formula based upon years of service, salary during the years preceding retirement and the Social
Security  wage  base.  Effective March 31, 1991, the  Corporation curtailed the Retirement Plan, so that no years of service or salary past that date would be considered in determining retirement benefits. This froze the benefits employees who continued working for the Corporation past March 31, 1991 would receive under the Retirement Plan. The annual benefits Messrs. McNeill, Parmelee, Kerstetter, Vumbacco and Beck will receive under the Retirement Plan and the Retirement Benefit Equalization Plan, assuming retirements at age 65, will be $119,330, $90,030, $98,751 $22,276 and $58,023 respectively.

   Effective April 1, 1991, the Corporation instituted a new defined contribution retirement plan known as The Employees' Retirement Income Plan to succeed The Employees' Retirement Plan. Amounts contributed to this plan during 1992 and 1993 are included in the column captioned "All Other Compensation" on the Summary Compensation Table.

   The Board of Directors voted at its November 1993 meeting to institute a new type of retirement benefit plan

beginning January 1,  1994.   No contribution to The

Employees' Retirement  Income Plan  will  be  made with

regard to the years after December  31, 1993.  Effective

January 1, 1994, The Employees' Retirement  Plan will  be

amended  and converted into a type of  retirement  plan

known   as  a  cash  balance  retirement  plan.  This   Plan

is incorporates  features of the prior Employees' Retirement

Income Plan along with attributes of a defined benefit type

of plan.

   In 1988 the Corporation entered into an agreement with

Herbert D. Conant in connection with his retirement as

Chairman and Chief Executive Officer pursuant to which he

agreed to forego and waive his rights to payments of

approximately $4,455 per month for life under  the

Retirement Benefit Equalization Plan in exchange  for the

purchase on his behalf by the Corporation of an annuity

which will pay him $7,783 per month for a term of five

years.









                  COMPENSATION COMMITTEE REPORT

To the Shareholders of The Turner Corporation

   The  purpose  of  this report is to describe the
compensation policies  applied by the Compensation Committee
of the  Board  of Directors   of  The  Turner  Corporation
with  regard   to the
Corporation's   executive  officers  and  the   basis   for   the
compensation of Alfred T. McNeill, the chief executive officer of the Corporation, for the year ended December 31, 1993.

   In 1989, the Compensation Committee and the management of the Corporation undertook a review of the Corporation's policies for compensating its senior executives. With the approval of the Compensation Committee, the Corporation hired Towers Perrin to assist in this review. Representatives of Towers Perrin worked with the management to develop possible compensation programs, and then met privately with the Compensation Committee to discuss them.

    As  a  result  of  the  review,  the  Compensation
Committee recommended, and the Board of Directors adopted, a four-pronged compensation program, designed to reward senior executives for both long-term and short-term achievements on behalf of the Corporation and its stockholders. The principal elements of this program were:

    Base  Salary  -  the fundamental compensation  to  a
       senior executive for fulfilling his or her job responsibilities.

     Executive  Incentive
     Compensation  Plan  -  a  reward                         for
    achieving or exceeding corporate and individual goals established with regard to each senior executive at the beginning of each year.

     Stock Options - stock options enable key employees to profit from increases in the price of the Corporation's stock. The Corporation has had stock option plans since its shares first were sold to the public
     in  1969.   However,  in connection  with the 1989
     review, it was decided that stock options would be awarded uniformly to all officers of the Corporation and its subsidiaries holding similar positions.

     Stockholder Gain Award Plan - each of the very senior officers of the Corporation was given the opportunity to receive substantial cash awards based upon the amount by which the price of the Corporation's stock at the end of 1992 exceeded $30
     per share, up to a maximum  of  $50  per share   (when
     the  Plan  was  adopted  the  price  of             the
     Corporation's stock was approximately $14 per share). These possible cash awards were instead of higher levels of annual bonuses.

   Based upon the advice received from Towers Perrin, the Compensation Committee concluded that the four-pronged program described above would enable the Corporation to retain capable senior executives while providing rewards for contributing toward enhancement of the Corporation's financial results and for increases in the price of its stock. Because the Corporation devotes substantial time and money to training key employees in matters relating to the construction industry, the Corporation's employees are constantly being sought by competing construction firms. Therefore, it is important that the Corporation's key employees be compensated at a level which will induce them  to remain with the Corporation rather than accepting
positions  with competitors.     Nonetheless,   after having
reviewed
the
recommendations of Towers Perrin, the Compensation Committee concluded that the compensation levels and incentives were not excessive (and indeed were somewhat modest) in view of the size and complexity of the Corporation's businesses.

   Each year the Compensation Committee reviews recommendations from management as to base salaries of senior executives (other than the Chief Executive Officer and the President), total awards to senior executives under the Executive Incentive Compensation Plan and numbers of stock options to be awarded to executives in particular
positions.   It  then makes  recommendations  to  the entire
Board as to the following year's salaries of the Chief Executive Officer and of the President, the total amount (as a percentage of the Corporation's earnings) to be awarded under the Executive Incentive Compensation Plan and the portions of that total amount to be allocated to the Chief Executive Officer and the President. In addition, it determines, without action of the Board, the following year's salaries of senior executives other than the Chief Executive Officer and the President, and the portion of the total amount awarded under the Executive Incentive Compensation Plan to be allocated to each of those senior executives.

   The Corporation's stock did not reach $30 per share by the end of 1992, and therefore no senior executives received any awards under the Stockholder Gain Award Plan. Management recommended to the Compensation Committee a new plan under which no awards would be made unless the Common Stock reached $38 per share by December 31, 1995 (representing an approximately 12% per annum increase over its price in 1989, when the current management took office). The Compensation Committee considered this "hurdle" price to be so high as to be nearly unattainable, and therefore believed that a
Plan with that "hurdle" rate would provide little incentive to the Corporation's senior management. Other formulations were considered, and eventually the Compensation Committee recommended to the Board of Directors, and the Board of Directors adopted, a Stockholder Gain Award Plan under which, if during the 20 trading days before and after June 11, 1996, the price of the Common Stock averages at least $20 per share, a group of senior executive officers designated by the Compensation Committee at that time will receive incentive compensation totaling 1.5% of the amount by which the total value of the outstanding Common Stock, based upon that average price, exceeds what it would have been at $12 per share. However, the total amount of the incentive compensation may not exceed $3 million.

   Because the Corporation had profits in 1992 despite an extremely poor construction market, the Compensation Committee recommended, and the Corporation granted, the Chief Executive Officer and the Corporation's other senior executives increases in their 1993 salaries from 1992 levels. However, because the Corporation had a loss (after restructuring reserves) in 1993, no 1993 awards were made under the Executive Incentive Compensation Plan. Stock options were awarded during 1993 in accordance with the formula adopted in 1989. No additional stock options were awarded.

   In 1988, the Corporation had entered into change of control agreements with a number of members of its senior management. These agreements provided that in the event that an executive's employment was "terminated" after a "change of control" of the Corporation, the executive would be entitled to receive a lump sum payment equal to five years' (in the case of five senior executives, including Mr. McNeill) or three years' (in the case of most other executives) salary as well as continued eligibility for certain employee welfare benefits. These agreements expired on December 31, 1992, but were extended for six months to give the Compensation Committee and
the  Board  of  Directors   an opportunity to consider
replacing them.  In July, 1993, acting on a
recommendation from the Compensation Committee, the  Board
of
Directors entered into new change of control agreements, which will run until June 30, 1996, under which, in the event of "termination" of an executive's employment after a "change of control," the executive will be entitled to
receive a  lump  sum payment  equal  to                 2.99
years' (in  the  case  of  four  senior
executives, including Mr. McNeill) or one year's (in the case of other executives) compensation, including average bonus, as well as continued eligibility for certain employee welfare benefits.


                              GORDON A. WALKER
                CHARLES  H. MOORE, JR.         ELLIS T.
GRAVETTE, JR.
                 JOHN   O.  WHITNEY                FREDERICK
W. ZUCKERMAN
                   The Turner Corporation
        Comparison of Five - Year Cumulative Return:
 Turner vs. AMEX and Construction and Real Estate Peer Group




Companies in Peer Groups weighted by market capitalization: indexed to 100 at December 31, 1988.
Dividends reinvested  over period.

   The Turner Corporation has two business segments:
Construction and Real Estate. The Construction Peer Group is made up of companies with market capitalizations of
not  more  than  $500 million                            who
are    engaged    primarily    in
providing
construction/engineering services for business sectors other than home building and infrastructure: Guy F. Atkinson of California, Michael Baker Corp., CRSS Inc., Perini Corp., and Stone & Webster Inc. These are the same companies which made up the Construction Peer Group described in the proxy statement used in connection with the 1993 Annual Meeting. The Real Estate Peer Group is made up of all U.S. companies listed in the Standard & Poors database
(2/94) which have been public for five years or more, have market capitalizations of not more than $150 million,
and   whose principal  business activity involves
nonresidential real  estate development.   The Real Estate
Peer Group has been changed from the previous year because two of the former peer group companies no longer meet the comparison criteria. In addition, the name of one company in the Real Estate Peer Group changed during the year. The Real Estate Peer Group is comprised of: Reading Co. Class A, Koger Equity and Mission West Properties.




               INDEPENDENT PUBLIC ACCOUNTANTS

   Arthur Andersen & Co. was appointed by the Board of Directors, with the recommendation of the Audit Committee, as independent public accountants to audit the accounts of the Corporation and its subsidiaries for 1993. A representative of Arthur Andersen & Co. is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. That person will be available to answer appropriate questions.

   Arthur Andersen & Co. rendered the following services to the Corporation in 1993: reading of unaudited quarterly financial information, assistance and consultation in connection with filings with the Securities and Exchange Commission and with various other governmental and regulatory agencies, consultation in connection with various tax and audit-related accounting matters and management consultation relating to the Corporation's Total Quality Management Program.

                           GENERAL

   The enclosed proxy is solicited by the Board of Directors of The Turner Corporation to be voted at the 1994 Annual Meeting of Stockholders. All shares represented by proxies delivered prior to the meeting will be voted in
the manner  specified  on  the proxies.   If no vote is
specified, and the proxy does not show that the stockholder wants to abstain or for any other reason the shares are not to be voted, the proxy will be voted for
the nominees  for  directorships named above.   Any
stockholder who signs and returns a proxy may revoke it at any time prior to the vote by notifying the Secretary in writing. A vote in person at the meeting will revoke a proxy as to the matters voted upon. However, the presence of a stockholder at the meeting will not revoke a proxy as to matters on which the stockholder does not vote in person.

   The Board of Directors has no reason to believe that any nominee for a directorship will be unable to serve if elected. If any nominee should become unable to serve, proxies may be voted for the election of another person designated by the Board of Directors.

   The Board of Directors knows of no other matters which may be presented for stockholder action at the meeting.
If  other
matters do properly come before the meeting, the persons named in the proxies will have authority to vote in accordance with their judgment.

   Stockholders of record at the close of business on March 28, 1994 will be entitled to vote at the meeting. At the close of business on March 28, 1994, the Corporation had outstanding 5,109,457 shares of Common Stock and 849,011 shares of Series B ESOP Convertible Preferred Stock. The Common Stock and the Series
B Stock are voted as though they were a single class. Each share of Common Stock and each share of Series B Stock outstanding on March 28, 1994 is entitled to one vote.

   In addition to the distribution of proxy material by mail, directors, officers and employees of the Corporation and its subsidiaries may solicit proxies by telephone or in person. The cost of all such solicitations will be borne by the Corporation. The Corporation will reimburse brokerage houses, custodians, nominees and fiduciaries for expenses in forwarding solicitation material to beneficial owners. The Corporation has retained D. F. King & Co. to assist in the solicitation of proxies. The fee of that firm is estimated not to exceed $9,000 plus reimbursement for out-of-pocket costs and expenses.

                     NEXT ANNUAL MEETING

   Proposals which security holders wish included in the proxy materials relating to the 1995 Annual Meeting must be received by The Turner Corporation by December 12, 1994.

                               By Order of the Board of
Directors

                               THE TURNER CORPORATION

                               RALPH  BECK


                               Secretary


                               April 11, 1994

THE  TURNER CORPORATION WILL PROVIDE WITHOUT CHARGE A COPY

OF ITS  ANNUAL REPORT ON FORM 10-K FOR 1993, EXCLUDING

EXHIBITS,  TO ANY  PERSON  ENTITLED TO VOTE OR TO DIRECT A

VOTE  AT  THE  1994 ANNUAL  MEETING OF STOCKHOLDERS UPON THE

WRITTEN REQUEST  OF  ANY SUCH  PERSON ADDRESSED TO THE

SECRETARY OF THE TURNER CORPORATION AT  THE  ADDRESS

SPECIFIED  ON THE  FIRST  PAGE  OF  THIS  PROXY STATEMENT.



April 25, 1994

Dear Stockholder:

Our records indicate that we have not yet received your proxy for the Annual Meeting to be held on May 13, 1994. A proxy card was mailed to you on April 11, 1994, together with a Notice of Annual Meeting,
Proxy Statement and Annual Report.

We believe it is important that your views be represented at the meeting. We are, therefore, enclosing a duplicate proxy and urge you to sign, date and return it today in the enclosed return envelope.

If you have already forwarded your proxy card, we thank you for your cooperation.


Yours very truly,

THE TURNER CORPORATION









Ralph  Beck
Secretary
RB:dtl



April 11, 1994

















To Participants in the Employee Stock Ownership Plan:








As a participant in The Turner Corporation Employee Stock
Ownership Plan, you have the right to direct the Trustee of the Plan, State Street Bank and Trust Company, as to the manner in which to vote your shares at the Company's Annual
Stockholders Meeting on May 13, 1994. The instructions given by you will be held by the Trustee in strict confidence.

The enclosed Voting Instruction Card can be used to provide your instructions to the Trustee. This Card only covers the shares held in the Employee Stock Ownership Plan for which you are entitled to give direction and is not linked to any other shares of Company stock or related Proxy Cards concerning the Annual Meeting which you may receive.

Your voting direction will apply to those shares allocated to your account as well as to a proportionate number of the shares in the plan not yet allocated to any participant. If you own Turner Corporation Stock outside of the Employee Stock Ownership Plan, you will receive proxy materials covering these shares in a separate mailing.

Also enclosed is a Proxy Statement that explains the items which will be voted on at the Company's Annual Stockholders
Meeting. Please return your completed and signed Voting
Instruction Card as quickly as possible, using the envelope provided. Your vote is important and you are encouraged to take advantage of this opportunity to direct the voting of your shares.






                                                 Ralph Beck
                                           Secretary
















                                   April 8, 1994




Securities and Exchange Commission
Washington, D.C. 20549

Dear Sirs:

           The Turner Corporation (the "Company") is filing electronically the definition proxy statement, form of proxy and form of instruction to ESOP trustee which the Company expects to send to security holders beginning April 11, 1994.

                                   Very truly yours,

                                   THE TURNER CORPORATION
                                   /s/ Ralph Beck

Secretary